

INVESTOR PRESENTATION

SPRING 2015

NASDAQ GM: ARTX WWW.AROTECH.COM

AROTECH

SAFE HARBOR STATEMENT



This presentation contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended) regarding Arotech Corporation (Arotech) and/or its subsidiaries, (collective "the company"), to the extent such statements do not relate to historical or current fact. Forward-looking statements are based on management's expectations, estimates, projections and assumptions. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results, performance and trends may differ materially from these forward looking statements due to a variety of factors, including, without limitation: product and technology development; the uncertainty of the market for Arotech's products; changing economic conditions; delay, cancellation or non-renewal, in whole or in part, of contracts or of purchase orders (including as a result of budgetary cuts resulting from automatic sequestration under the Budget Control Act of 2011); and other risk factors detailed in Arotech's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and Arotech's other filings with the Securities and Exchange Commission. Arotech assumes no obligation to update the information in this release. Reference to the Company's website above does not constitute incorporation of any of the information thereon into this presentation. The factors listed above are not all-inclusive, and further information is contained in Arotech's latest annual report on Form 10-K, which is on file with the U.S. Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation. Arotech does not undertake to update its forward-looking statements.

INVESTMENT HIGHLIGHTS



- 18% CAGR in revenue since 2010
- Blue-chip, well diversified customer base… long-standing customer relationships drive repeat business
- Leading market positions in attractive end markets
- Significant barriers to entry in most product lines
- Attractive valuation trading at ~8.3x mid-point of 2015 Adjusted EPS guidance
- $35M Net Operating Loss (“NOLs”) carryforwards significantly reduces cash taxes
- Healthy balance sheet: Net debt / LTM EBITDA = 98.3% as of 12/31/2014
- Management committed to increasing institutional investor awareness
- Insiders own ~12% of company; incentivized to create shareholder value

COMPANY OVERVIEW



Arotech is an innovative engineering solutions company that offers defense and security solutions to government agencies, municipalities & commercial organizations to aid with safety and preparedness

Our Markets	▪ Various branches of the U.S. Military ▪ Federal and local governments ▪ Municipal transportation departments ▪ Public safety groups ▪ Private industry
Our Business	Two Divisions: ▪ **Training & Simulation** – interactive simulation for military, law enforcement and commercial markets ▪ **Power Systems** – power systems and batteries for the military, commercial and medical markets
Our Customers	▪ U.S. Air Force, U.S. Navy, U.S. Army, U.S. Marine Corps ▪ U.S. Deparment of Homeland Security ▪ Most major Dept. of Defense training & simulation contractors

DIVISIONS OVERVIEW



	Power Systems	Training and Simulation	Research & Development
Business	**Innovative design, rapid prototyping & lean manufacturing for aerospace, defense, medical & industrial applications worldwide**	**World-class simulation-based training solutions for engineering, use-of-force and operator training simulations**	**Iron flow battery would be an affordable solution for reliable, on-demand supply of stored energy**
Market Size	Global Defense Electronics Market revenues expected to reach $20B by 2016[1]	Global Military Simulation & Virtual Training expected to reach $13.8B in 2020[2]	Expected to be >$400B and 15 GW by 2030
2014 Revenue	$47.2M	$56.4M	N/A
% of Revenue	*46%*	*54%*	N/A
Gross Margin	*26%*	*37%*	N/A

[1] Source: Frost & Sullivan
[2] Source: *Visiongain*
[3] Source: Pike Research

DIVERSIFIED REVENUE BASE



2014 Revenue by Division


54%
46%
Training & Simulation
Power Systems

Numerous & diverse revenue sources

- Power Systems (46%)
  - Power Supply 26%
  - Re-chargeables 16%
  - WAB 4%
- Training and Simulation (54%)
  - Air Warfare 19%
  - Military Vehicle 17%
  - MILO 9%
  - Research 3%
  - Commercial Vehicle 3%
  - Service 3%

A well-diversified revenue base from various, yet complementary products

GROWTH OPPORTUNITIES





Power Solutions

- **DoD goal - Reduce fuel dependency:** Arotech hybrid power solutions leverage battery technology, reducing fuel dependency in remote military locations where transporting fuel is expensive & challenging
- **Advancing Military Technology:** Militaries globally are investing in technology to migrate from primary battery technology to rechargeable systems, also modernizing aging armored vehicles with new electrical systems
- **Commercial Market Expansion:** Significant opportunities to expand into new commercial markets (Medical, Disaster Relief, Remote Mining & Drilling, etc..)



Training and Simulation

- **Police use of force training:** High profile incidents across the U.S. have gained national media attention and placed increased scrutiny on how law enforcement agencies utilize force in everyday routine scenarios. Judgment skill training can help simulate real-life scenarios in an effective manner
- **Military focus on training to sustain readiness:** Simulation ideally suited to provide realistic and consistent training without significant cost or need for field deployment
- **International expansion:** Focusing on global market through targeted opportunities and strategic relationships in key fast growing regions

Target accretive acquisitions; solid balance sheet provides financial flexibility

Significant opportunities to grow and further leverage our existing infrastructure

ESTABLISHED AND DIVERSE CUSTOMER BASE





Power Solutions

U.S.ARMY

Raytheon

BOEING

भारत इलेक्ट्रॉनिक्स
BHARAT ELECTRONICS

THALES

EAM
WORLDWIDE

SWITLIK



Training and Simulation

LOCKHEED MARTIN

BOEING

L3 communications

DRS TECHNOLOGIES

Raytheon

YORK REGION TRANSIT

CUBIC

FINANCIAL OVERVIEW



($ in millions)


Revenue
18% CAGR
$54.3
$18.7
$35.6
$62.2
$19.3
$42.9
$80.1
$20.8
$59.3
$88.5
$25.1
$63.4
$103.6
$47.2
$56.4
2010
2011
2012
2013
2014
Training & Simulation
Power Systems

Well positioned to continue trend of solid, organic revenue growth

POWER SYSTEMS – FINANCIAL OVERVIEW



($ in millions)


Revenue
$47.2
$25.1
2013
2014


Adj. EBITDA
($ and as a % of revenue)
$5.9
12.5%
4.8%
$1.2
2013
2014

- Company's growth engine
- Total backlog grew from $12.1M to $24.2M
- Market expected to reach $20B by 2016[1]

[1] Source: Frost & Sullivan

POWER SYSTEMS – OVERVIEW





Hybrid Power Generation



High Energy Systems



SWIPES & Rechargeables



UAV-Air and Underwater

Power Management

C41SR

Recent Power Solutions Highlights

- Purchased UEC Electronics for $28.0M +775K shares, potential $5.5M Earnout over 2 years. ($2.5M Earned in 2014, no 2015 earnout payments anticipated) (April 2014)
- Unveiled new Man Portable Hybrid Power Management System to the US Dept. of Defense. Reduces generator run time by up to 70%, enabling reductions in fuel consumption, maintenance burden and better logistical support. (June 2014)
- Awarded $6M+ in orders for battery & related products-military applications (July 2014)
- Awarded $17M in new orders for batteries and power systems, $10M for an allied Defense Ministry, $7M for others (January 2015)
- Strategic combination of Power System facilities–relocated Auburn facility to Charleston facility (April 2015)

Diversified product offering supported by near- and long-term market trends

POWER SYSTEMS – UEC ACQUISITION



Company Overview

South Carolina based product design & manufacturing company specializing in power systems that include vehicle power, clean energy power generation systems, power distribution & power management products

Terms of Transaction

- Purchase price of ~$32.8M comprised of cash & company stock
- Closed in April 2014
- Funded with cash on hand, bank debt and company stock

Strategic Fit

- Complementary to existing Battery & Power division
- Opens new market opportunities as a combined entity
- Significant electronic engineering & manufacturing skills
- Strong sales and marketing synergies

Growth Opportunities

- Product cross-selling as we combine our offerings
- Modification of GREENS product lines to appeal to more price sensitive markets
- Targeting additional verticals (Oil & Gas, Medical & Aerospace
- Supporting military as they upgrade existing equipment in lieu of buying new

Acquisition expected to lead to significant growth in the coming years

POWER SYSTEMS – STRATEGIC CONSOLIDATION



Relocating our U.S. Manufacturing Facility for Batteries and Chargers from Auburn, AL to UEC's facilities in Hanahan, SC

- Creates one vertically integrated manufacturing facility with increased access to labor to enable improved efficiencies and quicker response to customer lead times
- Expands manufacturing capabilities, quality certifications (AS 9100) and Program Management / Engineering support to elevate capabilities to complete more complex and larger production orders
- Combines engineering, manufacturing, sales and support functions into one location to lower costs and increase pricing flexibility… creating a high-tech, yet more affordable solution
- Enables better alignment and allocation of product development investments
- Consolidates sales personnel to support and ignite cross-selling

Strategic consolidation will lower overhead costs in excess of an estimated $1.25 million on an annualized basis beginning in 2016

POWER SYSTEMS - PRODUCTS



GREENS



- Ground Renewable Expeditionary Energy Network Systems
- A man-transportable and renewable energy solution for austere environments
- Represents a significant opportunity with the U.S. Army over the next five years

DPCMS



- Distributed Power Control & Management System
- A Light Armored Vehicles (LAV) and Amphibious Assault Vehicles (AAV) electrical systems modernization
- Makes LAV platform viable until 2035… 25 years beyond its acquisition lifecycle
- Reduces weight of vehicle

SWIPES™


U.S. ARMY GREATEST INVENTIONS '10

- Soldier Worn Integrated Power Equipment Systems
- Efficient energy system for FutureSoldier
- 30% reduction in battery weight
- Modular power distribution system suitable for any power source
- Batteries always charged & ready to use
- Launched in 2010 – US Army sales began in 2012
- Army and OEM requested development in progress
- Further growth potential: other branches of the US Armed Forces, Israeli army (in development), other armies

POWER SYSTEMS - GROWTH ENGINES



The $20B Security & Defense Applications market is expected to grow ~3% over next 3 to 5 years

Near-term Growth Drivers

- **Continued acceptance of UEC/EFB by DoD –** hybrid power, vehicle power management & soldier power / comms
- **International expansion into new markets** through partners and value added resellers
- **Expansion into new market verticals -** Growing market demand from medical OEM's
- **Lead Acid Battery Replacement**

Longer-term Growth Drivers

- **Adapt products for commercial & industrial markets –** i.e. Oil/Gas, disaster recovery, first responder & remote micro-grid
- **Development of new products --** expand capabilities for energy collection, storage and power management


2015
2016
2017
2018
2019 & beyond

TRAINING & SIMULATION–FINANCIAL OVERVIEW

($ in millions)


Revenue
$63.4
$56.4
2013
2014


Adj. EBITDA
($ and as a % of revenue)
16.3%
19.3%
$10.3
$10.9
2013
2014

- Total backlog grew from $45.6M to $45.7M
- Market expected to grow to $13.8B by 2020[1]
- Consistent, solid profitability

[1] Source: *Visiongain*

TRAINING & SIMULATION - OVERVIEW



Public Safety Simulation
Police, Fire, EMS



High Speed Weapons Simulation



Vehicle Driving Simulation



Military Training Simulation

Research Simulation

Recent Training & Simulation Highlights:

- Received $36M follow-on order for its Virtual Clearance Training Suite Program VCTS. (June 2014)
- Awarded $9.1M in orders spanning all training segments, highlighted by ZAP pilot weapons training software, VCTS support, BOSS units and MILO training ranges. (October 2014)
- Awarded $6.7M in new awards and contract modifications, including $2.6M for MILO systems to an allied Middle Eastern country and $2.3M in continuing logistical support of fielded VCTS systems. (December 2014)
- Introduced new MILO suite of products for medical emergency situational awareness and up to 300° field of view immersive training environment

Broad product offerings to diverse customer base provides stable foundation to support future growth

TRAINING & SIMULATION – PRODUCTS

VCTS
VIRTUAL CLEARANCE TRAINING SUITE
DETECT • IDENTIFY • NEUTRALIZE



- Train route clearance teams to detect and neutralize improvised explosive devices (IEDs)
- Funded TCV of $109M (28 suites) awarded in 2011 for delivery through 2016
- Add'l $32.8M in unfunded options.
- Recent contract mod of $36M

BOOM OPERATOR



- Boom Operator Sim Systems
- Hi-fidelity and immersive: replicates KC-135R Block 40 Boom Pod
- BOSS for Air National Guard (ANG) squadron training, is co-located with operational KC-135 air refueling wings
  - ANG BOSS contract $25M over 5 years, funded
  - Options exercised: 17 production units | initial 12 months Contractor Logistical Support
  - Successfully installed 10 of 17 BOSS Simulators

MILO RESPONSE



- Hi-Fidelity Simulation Training
- Life-size video scenario branching software to improve field skills while under pressure
- Real-time student review
- Training events combine human patient simulators and evolving environmental conditions to improve decision-making abilities

TRAINING & SIMULATION – GROWTH ENGINES

The Global Military Simulation & Virtual Training market is expected to grow from $10B in 2014 to $13.8B by 2020

Near-term Growth Drivers

- **Growing base of recurring VCTS Revenue**
- **Further Penetration of MILO -- Improved economy enables municipalities to invest in training**
  - Significant opportunity in first responder market
  - Introduction of MILO theater & MILO fire
- **International expansion of MILO & Military Vehicle Simulation**

Longer-term Growth Drivers

- **AWS expansion into UAV's**
- **Aviation Simulation**
- **Connected/Autonomous Vehicle R&D**
- **Non-US fighter weapon deployment software**

2015 | 2016 | 2017 | 2018 | 2019 & beyond

Strong profitable base with growing recurring revenues and significant new areas of growth

R&D GROWTH OPPORTUNITY - SIRE

Arotech's Grid Storage Flow Battery R&D Project for the $5 to $20 BILLION dollar market of the 21st century

- **S**torage in **I**ron for **R**enewable **E**nergy grid storage battery
- IP on highly active nano-iron networks.
- Top-class research and consulting team
- Modular, scalable, geographically flexible
- Low cost, readily available, non-toxic, safe materials
- Concept chemistry patent pending. Highly competitive CAPEX and OPEX
- Grant awarded from Israeli Office of the Chief Scientist
- Goals timeline: 2017-100kWh pilot; 2020 - first commercial MW plant

FINANCIAL OVERVIEW



($ in millions)

Revenue


$62.2
$19.3
$42.9
$80.1
$20.8
$59.3
$88.5
$25.1
$63.4
$103.6
$47.2
$56.4
2011
2012
2013
2014

Backlog


$81.9
$10.2
$71.7
$87.7
$15.3
$72.4
$57.7
$12.1
$45.6
$69.9
$24.2
$45.7
2011
2012
2013
2014

Operating Income / Adjusted EBITDA


($5.8)
$1.7
($0.9)
$2.6
$4.0
$6.3
$4.9
$10.0
2011
2012
2013
2014

Cash Flow from Operations


($5.8)
($4.4)
$10.2
$7.4
2011
2012
2013
2014

Training & Simulation | Power Systems | Total Company

Q1 2015 OVERVIEW



($ in millions)


Revenue
$24.2
+8.2%
$22.3
Q1 2014
Q1 2015


Adjusted EPS[1]
Q1 2014
Q1 2015

- Began 2015 with record high backlog; Q1 proposal activity also higher, enabling 2H growth
- FY2015 guidance affirmed despite quarter to quarter fluctuations driven by the timing of government procurements and commercial outsourcing decisions
- Completed integration and consolidation of Power Systems division facilities… enables annualized cost savings in excess of $1.25 million beginning in 2016 and greater collaboration across the division

[1] Refer to the Adjusted EPS table in the appendix for additional details regarding the calculation of Adjusted EPS

2015 GUIDANCE & OUTLOOK[1]



- **Total Revenue in the range of $110 to $125 million**
  - 13% Revenue growth at midpoint of guidance range
- **Adjusted Earnings Per Share of $0.31 to $0.36[2]**
- **Assumptions**
  - Organic growth only, does not include potential acquisitions
  - ~25 million shares outstanding

[1] Financial guidance as provided with 4Q and FY 2014 financial results released on March 17, 2015

[2] Refer to the Adjusted EPS table in the appendix for additional details regarding the calculation of Adjusted EPS for 2014 and 2015

CAPITAL STRUCTURE

($ in millions)



Total Capital
$87.7
$49.9
$66.4
$48.0
Current
Debt -
$0.10
$16.9
Total Debt
$21.3
$1.83
$4.41
12/31/2013
12/31/2014
Current Debt
Long-term Debt
Equity

Average Diluted Shares Outstanding:
17.1M 22.5M

Highlights

- ~24.6 million shares outstanding as of 12/31/2014
- ~12% insider ownership
- 2014 increase in debt driven by long-term debt associated with UEC Electronics acquisition
- Expect to continue to reduce debt by ~$1.0 million each quarter out of free cash flows

BALANCE SHEET SUMMARY



($ in millions)	12/31/2014	12/31/2013
Cash & Cash Equivalents	$11.5	$6.3
Trade Receivable, net	17.6	12.4
Unbilled Receivables	15.9	8.5
Total Current Assets	56.0	38.6
Long-Term assets	68.7	42.1
Total Assets	**$124.7**	**$80.7**
Total Current Liabilities	$28.1	$18.2
Total Long-Term Debt	16.9	1.8
Total Equity	$66.4	$48.0
Total Liabilities & Equity	**$124.7**	**$80.7**

INVESTMENT HIGHLIGHTS



- 18% CAGR in revenue since 2010
- Blue-chip, well diversified customer base… long-standing customer relationships drive repeat business
- Leading market positions in attractive end markets
- Significant barriers to entry in most product lines
- Attractive valuation trading at ~8.3x mid-point of 2015 Adjusted EPS guidance
- $35M Net Operating Loss (“NOLs”) carryforwards significantly reduces cash taxes
- Healthy balance sheet: Net debt / LTM EBITDA = 98.3% as of 12/31/2014
- Management committed to increasing institutional investor awareness
- Insiders own ~12% of company; incentivized to create shareholder value

EXECUTIVE MANAGEMENT TEAM





Robert S. Ehrlich
Executive Chairman of the Board

- Began with Arotech in 1991 as CFO and Vice Chairman of the Board
- Served as Chairman of the Board from Jan. 1993 until Oct. 2014 when he was appointed to Executive Chairman of the Board
- Has also served as President and CEO and Chairman of the Board
- Prior to Arotech, served as Chairman of the Board and CEO of Fresenius USA, Inc. (NYSE: FRN), a manufacturer of medical devices
- Served as a director and Chairman of the Board of PSC Inc. (Nasdaq: PSCX), a manufacturer and marketer of laser diode bar code scanners
- B.S. and J.D. from Columbia University



Steven Esses
President and CEO

- Serving as President and CEO since Oct. 2014 and director since July 2002
- Previous Arotech positions include Executive VP, COO and President
- Served as a principal with Stillwater Capital Partners, Inc., a New York-based investment research and advisory company
- Founded the Dunkin' Donuts franchise in Israel and was its Managing Director and CEO until 2005
- Served as Director of Retail Jewelry Franchises with Hamilton Jewelry
- Served as Executive Director of Operations for the Conway Organization, a major off-price retailer with 17 locations



Thomas J. Paup
SVP – Finance and CFO

- Partner with McMillan|Doolittle LLP from 2002 until joining Arotech in 2005
- Prior Executive in Residence and Finance Instructor at DePaul University's Kellstadt Graduate School of Business
- Spent 25+ years in the retail industry. Served as EVP and CFO and member of the Board of Directors of Montgomery Ward and Company
- Served as CFO of Lord & Taylor and Kaufmann's and Controller of Bloomingdale's and Robinson-May
- Holds an MBA in Finance and a BBS from Eastern Michigan University



Yaakov Har-Oz
SVP, General Counsel and Secretary

- Served as VP and General Counsel since October 2000 and as Corporate Secretary since December 2000
- December 2005 Mr. Har-Oz was promoted to Senior VP
- Served as partner in the Jerusalem law firm of Ben-Ze'ev, Hacohen & Co.
- Prior to moving to Israel in 1993, he was an administrative law judge and in private law practice in New York.
- B.A. from Brandeis University and a J.D. from Vanderbilt Law School
- Member of the New York bar and the Israel Chamber of Advocates

CONTACTS



Company Contact

Arotech Corporation

Steven Esses, CEO - esses@arotech.com | (800) 281-0356

Investor Relations

Hayden IR

Brett Maas – brett@haydenir.com | (646) 536-7331

Rob Fink – rob@haydenir.com | (646) 415-8972

CALCULATION OF ADJUSTED EPS



(In thousands, except per share data)

	2014	2015 Guidance Range	
	Actual	Low	High
Revenue (GAAP measure)	$ 103.6	$ 110.0	$ 125.0
Net income (GAAP measure)	$ 3.5	$ 3.2	$ 3.9
Adjustments:			
Amortization	2.7	2.9	2.9
Stock compensation	1.4	0.3	0.8
Non-cash tax	0.6	0.6	0.6
UEC acquisition expenses	0.8	–	–
UEC purchase adjustment	(2.0)	–	–
EFB transition expenses	–	0.8	0.8
Net adjustments	$ 3.5	$ 4.5	$ 5.1
Adjusted net income	$ 7.0	$ 7.7	$ 9.0
Number of shares	22.3	24.9	24.9
Adjusted EPS	$ 0.31	$ 0.31	$ 0.36